UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         July 24, 2013

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 24, 2013, USA Truck, Inc. (the “Company”) issued a press release announcing its financial and operating results for the quarter ended June 30, 2013.  The purpose of this Form 8-K/A is to report that, in conjunction with the completion of normal quarter-end closing and interim review procedures following such press release, the Company discovered an error in such press release.

At June 30, 2013, approximately $574,000 was erroneously included in Other Receivables. This amount should have been charged to Purchased Transportation expense, which resulted in an increase in total operating expenses for both the three- and six-month periods ended June 30, 2013.

Upon recording these additional expenses, the Company experienced a loss per share for the three-month period ended June 30, 2013, of ($0.14) per share, (versus ($0.10) per share reported in the press release).  For the six-month period ended June 30, 2013, we recorded a loss per share of ($0.38) per share upon recording these additional expenses, (versus ($0.34) per share reported in the press release).

The Company’s operating margin improved 340 basis points year over year, after recording these additional expenses (versus 390 basis points reported in the press release), on 7.7%  and 7.5% base revenue growth for the three- and six-month periods ended June 30, 2013, versus the same period in 2012, respectively.  The Company’s net loss was reduced by 59.9% (versus 70.0% reported in the press release) for the three-month period ended June 30, 2013, compared to the same quarter in 2012.

Corrected financial information will be provided in the Company's Form 10-Q for the quarterly period ended June 30, 2013.

Item 7.01 Regulation FD Disclosure

The information contained in Items 2.02 and 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 2.02 and 7.01 of this report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the cautionary forward-looking language contained in the Company's press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	August 7, 2013	/s/ John M. Simone
John M. Simone
President and Chief Executive Officer

Date:	August 7, 2013	/s/ Clifton R. Beckham
Clifton R. Beckham
Executive Vice President and Chief Financial Officer